                                                              EXHIBIT 99.(17)(d)
                                POWER OF ATTORNEY

         We, the undersigned officers and Trustees of Information Age Portfolio, a New York trust, do hereby severally constitute and appoint H. Day Brigham, Jr., James B. Hawkes and Thomas Otis, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, any and all amendments (including post-effective amendments) to the Registration Statement on Form N-1A filed by Eaton Vance Growth Trust on behalf of an existing or proposed series with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

         IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

         Name                 Capacity                           Date
         ----                 --------                           ----

 /s/Donald R. Dwight          Trustee                            June 19, 1995
--------------------------
Donald R. Dwight

 /s/Samuel L. Hayes, III      Trustee                            June 19, 1995
--------------------------
Samuel L. Hayes, III

 /s/Norton H. Reamer          Trustee                            June 19, 1995
--------------------------
Norton H. Reamer

 /s/John L. Thorndike         Trustee                            June 19, 1995
--------------------------
John L. Thorndike

 /s/Jack L. Treynor           Trustee                            June 19, 1995
--------------------------
Jack L. Treynor

 /s/James B. Hawkes           President, Principal               June 19, 1995
--------------------------      Executive Officer and
James B. Hawkes                 Trustee

 /s/James L. O'Connor         Treasurer and                      June 19, 1995
--------------------------      Principal Financial
James L. O'Connor               and Accounting
                                Officer



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